UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2025

Commission File Number: 001-39896

PLAYTIKA HOLDING CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	81-3634591
(State of other jurisdiction	(I.R.S. Employer
of incorporation or organization)	Identification No.)

c/o Playtika Ltd.
HaChoshlim St 8
Herzliya Pituach, Israel
972-73-316-3251
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PLTK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 8, 2025, the board of directors of Playtika Holding Corp. (the “Company”) approved the appointment of Erez Hershkovitz, age 41, as the Company’s Vice President and Chief Accounting Officer. Mr. Hershkovitz will serve as the Company’s principal accounting officer.

From December 2022 to September 2025, Mr. Hershkovitz served as the Chief Financial Officer for Au10tix Ltd, an identity verification and risk management company. Prior to that, he served as Chief Financial Officer for Voyager Labs Ltd, an advanced AI-based investigation solutions company, from August 2021 to October 2022. He also worked in various finance functions at Check Point Software Technologies Ltd, a cybersecurity company, from September 2013 to August 2021, serving as Head of Accounting and Taxes from December 2018 to August 2021. Mr. Hershkovitz is a Certified Public Accountant in Israel and received his Master of Business Administration from Tel Aviv University and a Bachelor of Arts in Accounting from The College of Management Academic Studies.

There are no arrangements or understandings between Mr. Hershkovitz and any other persons pursuant to which he was appointed as an officer, and there are no family relationships between him and any director or executive officer of the Company. Mr. Hershkovitz has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, including any since the beginning of the Company’s last fiscal year or any currently proposed transaction in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which Mr. Hershkovitz had or will have a direct or indirect material interest.

Mr. Hershkovitz is a party to an employment agreement with Playtika Ltd., a subsidiary of the Company.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

104	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PLAYTIKA HOLDING CORP.

By:	/s/ Craig Abrahams
Craig Abrahams
President and Chief Financial Officer
Dated as of October 10, 2025